UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 15, 2025

Date of Report (Date of earliest event reported)

STAFFING 360 SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37575	68-0680859
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

757 Third Avenue
27th Floor
New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(646) 507-5710

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	STAF	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No. 37 to Credit and Security Agreement with MidCap

On January 15, 2025, Staffing 360 Solutions, Inc. (the “Company”) entered into Amendment No. 37 to Credit and Security Agreement and Limited Waiver (“Amendment No. 37”), effective as of January 10, 2025, by and among the Company, as Parent, Monroe Staffing Services, LLC, a Delaware limited liability company, Faro Recruitment America, Inc., a New York corporation, Lighthouse Placement Services, Inc., a Massachusetts corporation, Key Resources, Inc., a North Carolina Corporation, Headway Workforce Solutions, Inc., a Delaware corporation, Headway Employer Services LLC, a Delaware limited liability company, Headway Payroll Solutions, LLC, a Delaware limited liability company, Headway HR Solutions, Inc., a New York corporation, and NC PEO Holdings, LLC, a Delaware limited liability company, collectively, as borrowers (collectively, the “Borrowers”), and MidCap Funding IV Trust, as agent for the lenders (as successor by assignment to MidCap Funding X Trust, “MidCap”) and the lenders party thereto from time to time (the “Lenders”), which such Amendment No. 37 amends that certain Credit and Security Agreement, dated as of April 8, 2015 (as amended and restated, supplemented, or otherwise modified from time to time, the “Credit and Security Agreement”), by and among the Company, the Borrowers, MidCap and the Lenders. Pursuant to Amendment No. 37, the Commitment Expiry Date (as defined in the Credit and Security Agreement) is extended to February 1, 2025.

Third Omnibus Amendment and Reaffirmation Agreement to the Note Documents with Jackson Investment Group, LLC

On January 15, 2025, the Company entered into that certain Third Omnibus Amendment and Reaffirmation Agreement to the Note Documents (the “Amendment Agreement”) with Jackson Investment Group, LLC (“Jackson”) and the guarantors party thereto, which such Amendment Agreement, among other things: (i) extends the maturity date of that certain Third Amended and Restated Note and Warrant Purchase Agreement, by and between the Company and Jackson, dated as of October 27, 2022, as amended by the First Omnibus Amendment and Reaffirmation Agreement to the Note Documents, dated as of August 30, 2023, and the Second Omnibus Amendment and Reaffirmation Agreement to the Note Documents, dated as of September 18, 2024, to the earlier of (a) February 15, 2025, or (b) the date of the acceleration of the maturity of any of the Notes (as defined below) and (ii) extends the maturity date of that certain (a) Third Amended and Restated 12% Senior Secured Note due October 14, 2024, dated as of October 27, 2022 (the “Third Amended and Restated Note”), and (b) 12% Senior Secured Promissory Note due October 14, 2024, dated as of August 30, 2023 (the “August 2023 Senior Note” and together with the Third Amended and Restated Note, the “Notes”), to February 15, 2025.

The foregoing descriptions of Amendment No. 37 and the Amendment Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Amendment No. 37 and the Amendment Agreement, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Limited Consents to Intercreditor Agreement

On January 15, 2025, in connection with Amendment No. 37, the Company entered into a Limited Consent (the “Limited Consent”) to the Intercreditor Agreement, dated as of September 15, 2017, as amended, by and between the Company and Jackson, which such Limited Consent permits the Company’s entry into Amendment No. 37.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 37 to the Credit and Security Agreement, effective as of January 10, 2025, by and between Staffing 360 Solutions, Inc. and MidCap Funding X Trust.
10.2	Third Omnibus Amendment and Reaffirmation Agreement to the Note Documents, dated January 15, 2025, by and between Staffing 360 Solutions, Inc. and Jackson Investment Group, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2025	STAFFING 360 SOLUTIONS, INC.

	By:	/s/ Brendan Flood
Brendan Flood
Chairman and Chief Executive Officer